Neuberger Berman Alternative and Multi-Asset Class Funds®
Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class and Class R6
Supplement to the Summary Prospectuses and Prospectuses dated February 28, 2015, as amended July 6, 2015 and as supplemented October 8, 2015

Neuberger Berman Advisers Management Trust®

Absolute Return Multi-Manager Portfolio
Class S
Supplement to the Summary Prospectus and Prospectus dated May 1, 2015, as supplemented August 10, 2015 and November 13, 2015

This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund, a series of Neuberger Berman Alternative Funds, and Absolute Return Multi-Manager Portfolio, a series of Neuberger Berman Advisers Management Trust (collectively, the “Funds”).  These changes were proposed by Neuberger Berman Management LLC (“NB Management”) and NB Alternative Investment Management LLC (“NBAIM”) and approved by the Funds’ Boards of Trustees (the “Board”) as being in the best interests of the Funds’ shareholders.  If you have any questions regarding these changes, please contact NB Management at 877-628-2583.

New Subadviser

As disclosed in the Funds’ Prospectuses, NB Management and the Funds have obtained an exemptive order from the Securities and Exchange Commission that permits NB Management and NBAIM to engage additional unaffiliated subadvisers and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval. Effective November 30, 2015, NB Management has engaged Portland Hill Capital LLP (“Portland Hill”) as a new subadviser for the Funds.  Portland Hill will employ a global event driven and long/short strategy that is focused on equity securities of European companies.

As a result of these changes, each of the Funds’ Summary Prospectuses and Prospectuses listed above are revised as follows:

The following is added before the last sentence in the paragraph entitled “Equity Long/Short” in the “Principal Investment Strategies” section of the Summary Prospectuses and Prospectuses:

“In addition, the long/short portion of one subadviser’s strategy invests globally with a focus on equity securities of European companies.”

The following is added to the end of the paragraph entitled “Event Driven” in the “Principal Investment Strategies” section of the Summary Prospectuses and Prospectuses:

“In addition, the event driven portion of one subadviser’s strategy invests globally with a focus on securities of European companies.”

The following is added to the table in the “Sub-Advisers” section of the Summary Prospectuses and Prospectuses:
Portland Hill Capital LLP	European Event Driven and Equity Long/Short

The following is added as a paragraph of the “Subadvisers” section of the Prospectuses:

Portland Hill Capital LLP (“Portland Hill”), located at 21 Knightsbridge, London, SW1X7LY, United Kingdom, manages the assets allocated to the European event driven and equity long/short strategy. Portland Hill, which was formed in 2011, managed approximately $182 million in total assets as of June 30, 2015.

The date of this supplement is November 24, 2015.

Please retain this supplement for future reference.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com